UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2020

OPIANT PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

233 Wilshire Blvd. Suite 280 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598 5410
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⁬☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPNT	Nasdaq Stock Market LLC

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation for Named Executive Officers

On January 7, 2020, the Compensation Committee (“Committee”) and the Board of Directors (“Board”) of Opiant Pharmaceuticals, Inc. (“Company”), and in consultation with the Company’s independent compensation consultant, Radford, approved the following annual base salary increases for the following named executive officers of the Company, effective January 1, 2020:

Name	Title	2020 Base Salary
Dr. Roger Crystal	Chief Executive Officer	$610,139
Dr. Phil Skolnick	Chief Scientific Officer	$435,814
David O’Toole	Chief Financial Officer	$391,608

Option Grants

On January 7, 2020, the Committee and the Board also approved a grant of stock options to each of Dr. Crystal, Dr. Skolnick and Mr. O’Toole, in the amounts of 27,250 shares, 8,250 shares and 8,250 shares, respectively. Such stock option grants (i) are exercisable for the purchase of common stock of the Company at $13.60 per share, (ii) have an exercise period of ten years from the date of grant, (iii) vest in forty-eight equal monthly amounts starting on the first monthly anniversary of January 7, 2020, and (iv) were granted under the Company’s 2017 Long-Term Incentive Plan (“2017 LTIP”), which was filed as Exhibit 10.52 to the Company’s Annual Report on Form 10-K filed on October 13, 2017.

On January 7, 2020, the Committee and the Board also approved a grant of restricted stock units (“RSU”) to each of Dr. Crystal, Dr. Skolnick and Mr. O’Toole, in the amounts of 13,650 shares, 4,150 shares and 4,150, respectively. Such RSU grants (i) are exercisable in to common stock of the Company, (ii) vest in four equal annual amounts starting on the first anniversary of January 7, 2020, and (iii) were granted under the Company’s 2017 LTIP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OPIANT PHARMACEUTICALS, INC.
Dated: January 8, 2020        By:        /s/ David D. O’Toole
Name: David D. O’Toole
Title:  Chief Financial Officer

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